Summary Prospectus November 15, 2019

Tortoise
MLP & Energy Infrastructure Fund

Institutional Class – MLPPX

Before you invest, you may want to review Tortoise MLP & Energy Infrastructure Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated September 13, 2019, as amended, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at http://mutualfunds.tortoiseadvisors.com/fund-documents/.  You can also get this information at no cost by calling the Fund (toll-free) at 855-TCA-Fund (855-822-3863) or by sending an e-mail request to info@tortoiseadvisors.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tortoiseadvisors.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-TCA-FUND (855-822-3863) or by sending an e-mail request to info@tortoiseadvisors.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-855-822-3863 or send an email request to info@tortoiseadvisors.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

Tortoise MLP & Energy Infrastructure Fund

Investment Objectives
The investment objectives of the Fund are primarily to seek current income and secondarily to seek long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the initial investment or the value of the investment at redemption, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees	0.75%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	0.16%
Total Annual Fund Operating Expenses	0.91%

(1)
Other expenses for the Fund are based on estimates for the current fiscal year and reflect the current fees of the Fund rather than those of the Fund’s predecessor, the Advisory Research MLP & Energy Infrastructure Fund, a series of the Investment Managers Series Trust (the “MLP & Energy Infrastructure Predecessor Fund” or “Predecessor Fund”).

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$93	$290	$504	$1,120

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2018, the MLP & Energy Infrastructure Predecessor Fund’s portfolio turnover rate was 73% of its average portfolio value.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and debt securities of master limited partnerships (“MLPs”) focused in the energy infrastructure sector and in equity and debt securities of other companies focused in the energy infrastructure sector. Companies focused in the energy infrastructure sector include MLP parent companies and other MLP affiliates (together with MLPs, “MLP Entities”), which may invest their assets in varying degrees in MLPs. Some of these parent companies and other affiliates primarily own equity interests in MLPs, while others may jointly own assets with MLPs, and still others may only invest small portions of their assets in equity interests of MLPs. The Fund’s investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”), considers the energy infrastructure sector to be comprised of companies that engage in one or more aspects of exploration, production, gathering, processing, refining, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; oilfield services, including drilling, cementing and stimulations; the generation, transmission and distribution of electricity; water and wastewater treatment, distribution and disposal; or the generation, transportation and sale of alternative, non-fossil fuel based energy sources including, but not limited to, biodiesel, ethanol, biomass, geothermal, hydroelectric, nuclear, solar or wind energy. The Adviser considers a company to be focused in the energy infrastructure sector if at least 50% of the company’s assets are utilized in one or more of these activities. The Fund will also invest in MLP Entities and other companies operating in the natural resources sector, which includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies.

In addition to making direct investments in MLP equity units, the Adviser intends to invest the Fund’s remaining assets in such a way as to provide, in total, a high level of correlation with MLP equities. These other investments may include equity and debt securities of entities that own interests in MLPs or assets owned in common with MLPs. The Fund will also invest in securities of entities that operate in industries similar to MLPs, such as energy infrastructure, even though such entities have no direct affiliation with an MLP.

The Fund will purchase securities across the capital structure of MLP Entities, including equity and debt securities of MLPs and their affiliates. The Fund may invest in equity securities of MLP Entities and other issuers without regard for their market capitalizations.

The Adviser intends to allocate the Fund’s assets towards the mix of equity and debt securities it deems appropriate based upon its view of economic, market, and political conditions. As a result of this asset allocation, the Fund’s portfolio may, at times, be significantly invested in either equity or debt securities, or both. The Fund’s investment in equity securities may include both common and preferred stock. The Fund’s investment in debt securities may include both investment grade debt securities and high yield debt securities (often called “junk bonds”), which are securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”), comparably rated by another statistical rating organization, or, if unrated, determined by the Adviser to be of comparable credit quality). The Fund will only purchase debt securities which, at the time of acquisition, are rated at least B3 by Moody’s or B- by Standard & Poor’s or are comparably rated by another statistical rating organization, or, if unrated, are determined by the Adviser to be of comparable credit quality. The Fund may invest in debt securities of any maturity.

The Fund may invest in foreign securities and U.S. dollar denominated foreign issuers which may include sponsored or unsponsored American Depository Receipts (“ADRs”) and Yankee bonds. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. Yankee bonds are bonds denominated in U.S. dollars that are publicly issued in the United States by foreign banks and corporations.

In certain market environments, the Fund may, but is not required to, use various hedging techniques, such as the buying and selling of options, to seek to mitigate one or more risks associated with investments in MLPs and energy infrastructure assets including market risk and interest rate risk, which, among other factors, could adversely affect market valuations of specific securities or certain sectors of the energy MLP and energy infrastructure market place, or the Fund’s overall portfolio.

The Fund may invest up to 15% of its net assets in securities that are not registered under the Securities Act of 1933 or that otherwise may not be sold in public offerings, which are commonly known as “restricted” securities. The Fund will typically acquire restricted securities in directly negotiated transactions.

The Fund may invest in initial public offerings (“IPOs”), other investment companies including exchange-traded funds (“ETFs”), and exchange-traded notes (“ETNs”). ETFs are investment companies that generally seek to track the performance of specific indices, shares of which are traded on exchanges. The Fund will include ETFs that primarily invest in MLPs and/or other companies focused in the energy infrastructure sector for purposes of satisfying the Fund’s investment strategy of investing at least 80% of its total assets in equity and debt securities of MLPs focused in the energy infrastructure sector, and in equity and debt securities of other companies focused in the energy infrastructure sector. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index.

The Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds

Principal Investment Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

Energy and Natural Resource Company Risk.  Under normal circumstances, the Fund concentrates its investments in the energy infrastructure sector and may invest a significant portion of its assets in the natural resources sector of the economy, which includes a number of risks, including the following: supply and demand risk, depletion and exploration risk, marine transportation companies risk, regulatory risk, commodity pricing risk, weather risk, cash flow risk, affiliated party risk, catastrophe risk, acquisition risk, and natural resources sector risk. For example, decreases in oil prices may have a substantial impact on the prices of publicly-traded equity securities of energy infrastructure companies. The Fund considers the following industries as making up the energy infrastructure sector: energy, materials, transportation and utilities.

Fixed Income Securities Risk.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

General MLP Risk.  MLPs historically have shown sensitivity to interest rate movements. In an increasing interest rate environment, MLPs may experience upward pressure on their yields in order to stay competitive with other interest rate sensitive securities. Also, a significant portion of the market value of an MLP may be based upon its current yield. Accordingly, the prices of MLP units may be sensitive to fluctuations in interest rates and may decline when interest rates rise.

High Yield (“Junk”) Bond Risk.  High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

MLP Units Risk. An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership. The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

Capital Markets Risk.  MLPs normally pay out the majority of their operating cash flows to partners. Therefore, MLPs and other issuers in which the Fund invests may rely significantly on capital markets for access to equity and debt financing in order to fund organic growth projects and acquisitions. Should market conditions limit issuers’ access to capital markets, their distribution growth prospects could be at risk.

Counterparty Risk.  Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

Credit Risk.  If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Cybersecurity Risk.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Derivatives Risk.  Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Equity Risk.  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF Risk.  Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

ETN Risk.  ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Foreign Investment Risk.  The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Hedging Risk. It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions at any given time or from time to time, even under volatile market environment and the Fund may choose not to do so from time to time.

Interest Rate Risk.  MLPs and other higher yield securities historically have shown sensitivity to interest rate movements. In an increasing interest rate environment, these types of securities may experience upward pressure on their yields in order to stay competitive with other interest rate sensitive securities. Also, significant portions of the market value of MLPs and other higher yield securities may be based upon their current yields. Accordingly, the prices of these securities may be sensitive to fluctuations in interest rates and may decline when interest rates rise.

IPO Risk.  The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Leveraging Risk.  Certain transactions, including the use of derivatives, may give rise to a form of leverage. To mitigate leveraging risk, the Fund’s custodian will segregate or identify liquid assets or otherwise cover the transactions that may give rise to such risk. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged.

Liquidity Risk.  The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Management and Strategy Risk.  The value of your investment depends on the judgment of the Fund’s investment adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s investment adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Tax Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Federal Income Tax Consequences.”

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.

Who Should Invest
Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:

•	An investment vehicle for accessing a portfolio of MLP and energy infrastructure companies;
•	A traditional flow-through mutual fund structure with daily liquidity at NAV;
•	Simplified tax reporting through a Form 1099;
•	A fund offering the potential for current income and secondarily long-term capital appreciation;
•	A fund that may be suitable for retirement and other tax exempt accounts;
•	Potential diversification of their overall investment portfolio; and
•	Professional securities selection and active management by an experienced adviser.

The Fund is designed for long-term investors and is not designed for investors who are seeking short-term gains. The Fund will take reasonable steps to identify and reject orders from market timers.  See “Shareholder Information – Buying Shares” and “– Redeeming Shares” of the Fund’s Statutory Prospectus.

Performance
The returns presented reflect the performance of the MLP & Energy Infrastructure Predecessor Fund. The Fund has adopted the performance of the MLP & Energy Infrastructure Predecessor Fund as the result of a reorganization in which the Fund will acquire all the assets and liabilities of the MLP & Energy Infrastructure Predecessor Fund (the “Reorganization”).  The Reorganization is expected to occur on or about November 15, 2019.  Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations. The Fund’s portfolio management team served as the portfolio management team of the MLP & Energy Infrastructure Predecessor Fund and have been the Fund’s portfolio management team since inception.

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Institutional Class shares of the MLP & Energy Infrastructure Predecessor Fund from year to year and by showing how the average annual returns of the Fund over time compare to the performance of a broad-based market index.  The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.tortoiseadvisors.com or by calling 855-TCA-FUND (855-822-3863).

Calendar Year Total Returns as of December 31

Best Quarter	Worst Quarter
Q2 2016 21.00%	Q3 2015 -23.92%

The year-to-date return as of June 30, 2019 was 14.88%

Average Annual Total Returns for the periods ended December 31, 2018(1)
	One Year	Five Years	Since Inception (September 9, 2010)
Institutional Class
Return Before Taxes	-14.11%	-5.18%	2.60%
Return After Taxes on Distributions	-16.06%	-6.32%	1.19%
Return After Taxes on Distributions and Sale of Fund Shares	-8.04%	-4.01%	2.00%
Alerian MLP Index (reflects no deduction for fees, expenses or taxes)	-12.42%	-7.31%	1.92%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares. Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Adviser and Portfolio Managers
Tortoise Capital Advisors, L.L.C. (the “Adviser”) is the Fund’s investment adviser. Primary responsibility for the day-to-day management of the Fund’s portfolio is the joint responsibility of a team of portfolio managers consisting of James J. Cunnane Jr., CFA, Managing Director and Senior Portfolio Manager, and Quinn T. Kiley, Managing Director and Senior Portfolio Manager.  They have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since the MLP & Energy Income Predecessor Fund’s inception on September 9, 2010.

Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Tortoise MLP & Energy Infrastructure Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by contacting the Fund by telephone at 855-TCA-FUND (855-822-3863) or through a financial intermediary.  You many also purchase or redeem Fund shares via wire transfer.  The minimum initial and subsequent investment amounts are shown below. The Fund may reduce or waive the minimums in its sole discretion.

Institutional Class Shares	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$5,000,000	$500
Direct Retirement Accounts	$5,000,000	$500
Automatic Investment Plans	$5,000,000	$100
Gift Account for Minors	$5,000,000	$500

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or an IRA.  For more information, please see “Tax Consequences” of the Fund’s Statutory Prospectus.  Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser, and including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.